UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2016

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund
Annual Report

For the fiscal year ended October 31, 2016

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Fund for the fiscal year ended October 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2016, the Fund returned 5.81%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 6.37% over the same period.

Domestic equity markets (as represented by the S&P 500® Index,2) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve

(Fed) raised target rates in December 2015, from 0% – 0.25% to 0.25% – 0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”) was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

Stock selection and a sector overweight within the consumer discretionary sector detracted from performance relative to the benchmark. Within consumer discretionary, the largest detractor was Ford Motor Co., a global automotive and mobility company. Although Ford reported results in line with expectations, concerns regarding a peak in the auto cycle have continued to weigh on investor sentiment and constrained the stock’s multiple. Additionally, Fund holding GameStop Corp., a video game retailer, also detracted from performance. The company suffered a decline in 2015 holiday season sales which raised questions regarding the sustainability of its physical distribution of hardware and software sales model.

Stock selection in the materials sector also detracted from relative performance during the year. Within the materials sector, CF Industrial Holdings, Inc., a manufacturer and distributor of nitrogen fertilizer and other nitrogen products, detracted from relative performance. The company’s valuation is mainly driven by nitrogen fundamentals, which have continued to decline throughout the year. Similarly, a position in WestRock Co., a packaging company, detracted from relative performance after a poor earnings report for the fourth quarter of 2015 showed a large goodwill impairment charge and commodity price cuts.

Conversely, stock selection in the financials sector positively contributed to relative performance during the quarter. Within the financials sector, JPMorgan Chase & Co., a financial holding company, positively contributed to relative performance. The company reported higher second quarter 2016 earnings on solid capital markets performance, double digit loan growth, and a reduction in overhead ratios. Fifth Third Bancorp, a bank holding company, also contributed positively to relative performance. The company reported third quarter 2016 earnings with restrained expense growth and strong corporate banking income growth.

Additionally, an overweight to the telecom services sector contributed positively to relative performance. The sector had strong performance, especially at the beginning of 2016, as investors continued to seek equities with healthy yields.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A4	–0.29%	11.01%	3.60%	–
Class B5	0.23%	11.25%	3.66%	–
Class C6	4.07%	11.53%	3.51%	–
Class F7	5.97%	12.52%	–	3.66%
Class I8	6.12%	12.64%	4.55%	–
Class P8	5.81%	12.33%	4.17%	–
Class R2[7]	5.41%	11.97%	–	3.14%
Class R3[7]	5.57%	12.10%	–	3.26%
Class R4[9]	5.82%	–	–	3.58%
Class R5[9]	6.13%	–	–	3.86%
Class R6[9]	6.17%	–	–	3.94%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

5   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

8   Performance is at net asset value.

9   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 through October 31, 2016).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/16 – 10/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,046.80	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.47	$3.71
Class B
Actual	$1,000.00	$1,042.80	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.51
Class C
Actual	$1,000.00	$1,043.60	$7.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.46
Class F
Actual	$1,000.00	$1,047.60	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.22	$2.95
Class I
Actual	$1,000.00	$1,048.70	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.72	$2.44
Class P
Actual	$1,000.00	$1,047.60	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.47	$3.71
Class R2
Actual	$1,000.00	$1,045.10	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.48
Class R3
Actual	$1,000.00	$1,046.30	$4.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88
Class R4
Actual	$1,000.00	$1,046.90	$3.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class R5
Actual	$1,000.00	$1,048.70	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.72	$2.44
Class R6
Actual	$1,000.00	$1,048.80	$1.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.33	$1.83

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.73% for Class A, 1.48% for Class B, 1.47% for Class C, 0.58% for Class F, 0.48% for Class I, 0.73% for Class P, 1.08% for Class R2, 0.96% for Class R3, 0.70% for Class R4, 0.48% for Class R5 and 0.36% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	8.25%
Consumer Staples	8.95%
Energy	9.22%
Financials	19.24%
Health Care	8.66%
Industrials	13.08%
Information Technology	13.43%
Materials	4.76%
Real Estate	4.68%
Telecommunication Services	2.66%
Utilities	5.78%
Repurchase Agreement	1.29%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.31%

Aerospace & Defense 5.62%
Boeing Co. (The)	790,600	$112,605
Lockheed Martin Corp.	196,300	48,365
Raytheon Co.	376,100	51,379
United Technologies Corp.	1,306,000	133,473
Total		345,822

Auto Components 0.14%
Adient plc (Ireland)*(a)	187,270	8,523

Automobiles 1.53%
Ford Motor Co.	8,005,800	93,988

Banks 7.85%
BB&T Corp.	1,519,949	59,582
Citizens Financial Group, Inc.	3,071,000	80,890
Fifth Third Bancorp	3,500,970	76,181
JPMorgan Chase & Co.	3,099,042	214,640
KeyCorp	2,038,900	28,789
M&T Bank Corp.	184,900	22,693
Total		482,775

Beverages 0.89%
Coca-Cola Co. (The)	641,900	27,216
PepsiCo, Inc.	258,600	27,722
Total		54,938

Building Products 1.23%
Johnson Controls International plc	1,872,700	75,507

Capital Markets 2.69%
Ameriprise Financial, Inc.	629,200	55,615
BlackRock, Inc.	116,800	39,857
Invesco Ltd.	2,116,800	59,461
TD Ameritrade Holding Corp.	309,300	10,581
Total		165,514
Investments	Shares	Fair Value (000)
Chemicals 2.76%
Celanese Corp. Series A	517,700	$37,751
E.I. du Pont de Nemours & Co.	484,000	33,294
Eastman Chemical Co.	422,500	30,382
Huntsman Corp.	1,871,107	31,715
LyondellBasell Industries NV Class A	462,600	36,800
Total		169,942

Commercial Services & Supplies 0.95%
KAR Auction Services, Inc.	640,800	27,285
Pitney Bowes, Inc.	940,300	16,775
Republic Services, Inc.	270,800	14,252
Total		58,312

Communications Equipment 1.76%
Cisco Systems, Inc.	1,790,600	54,936
Juniper Networks, Inc.	1,571,400	41,391
Motorola Solutions, Inc.	167,200	12,135
Total		108,462

Consumer Finance 1.73%
Discover Financial Services	1,487,400	83,785
Navient Corp.	1,758,400	22,473
Total		106,258

Containers & Packaging 1.27%
Avery Dennison Corp.	355,600	24,817
International Paper Co.	594,800	26,784
WestRock Co.	567,800	26,227
Total		77,828

Diversified Telecommunication Services 2.68%
AT&T, Inc.	2,468,749	90,825
Verizon Communications, Inc.	1,533,251	73,750
Total		164,575

8	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2016

Investments	Shares	Fair Value (000)
Electric: Utilities 3.36%
Duke Energy Corp.	828,939	$66,332
Edison International	884,600	65,000
Eversource Energy	275,200	15,152
PG&E Corp.	336,600	20,910
PPL Corp.	1,148,000	39,422
Total		206,816

Electrical Equipment 1.40%
Eaton Corp. plc	1,347,100	85,905

Electronic Equipment, Instruments & Components 0.39%
Corning, Inc.	1,050,100	23,848

Energy Equipment & Services 0.88%
Schlumberger Ltd.	692,100	54,143

Equity Real Estate Investment Trusts 4.70%
Annaly Capital
Management, Inc.	1,218,000	12,619
AvalonBay Communities, Inc.	377,050	64,543
Communications Sales & Leasing, Inc.	682,600	19,406
General Growth Properties, Inc.	2,227,500	55,576
Healthcare Trust of America, Inc. Class A	465,500	14,244
Highwoods Properties, Inc.	351,500	17,445
Prologis, Inc.	886,700	46,250
Regency Centers Corp.	160,400	11,560
SL Green Realty Corp.	188,300	18,495
UDR, Inc.	462,400	16,170
Ventas, Inc.	193,100	13,083
Total		289,391

Food & Staples Retailing 2.18%
Wal-Mart Stores, Inc.	1,008,800	70,636
Walgreens Boots Alliance, Inc.	766,800	63,438
Total		134,074
Investments	Shares	Fair Value (000)
Food Products 2.04%
ConAgra Foods, Inc.	341,300	$16,444
General Mills, Inc.	521,100	32,298
Kellogg Co.	366,700	27,550
Kraft Heinz Co. (The)	553,800	49,260
Total		125,552

Gas Utilities 0.19%
Atmos Energy Corp.	154,700	11,508

Health Care Equipment & Supplies 1.17%
Medtronic plc (Ireland)(a)	876,500	71,890

Health Care Providers & Services 1.59%
Anthem, Inc.	253,300	30,867
Cardinal Health, Inc.	313,200	21,514
Quest Diagnostics, Inc.	186,600	15,197
UnitedHealth Group, Inc.	214,300	30,287
Total		97,865

Hotels, Restaurants & Leisure 2.22%
Brinker International, Inc.	453,300	22,321
Dunkin’ Brands Group, Inc.	592,800	28,668
McDonald’s Corp.	519,900	58,525
Wynn Resorts Ltd.	200,100	18,919
Yum! Brands, Inc.	96,500	8,326
Total		136,759

Household Durables 1.39%
Tupperware Brands Corp.	295,200	17,570
Whirlpool Corp.	453,700	67,974
Total		85,544

Household Products 2.38%
Kimberly-Clark Corp.	630,500	72,136
Procter & Gamble Co. (The)	857,400	74,422
Total		146,558

Industrial Conglomerates 0.94%
General Electric Co.	1,978,155	57,564

See Notes to Financial Statements.	9

Schedule of Investments (continued)

October 31, 2016

Investments	Shares	Fair Value (000)
Information Technology Services 3.56%
Fidelity National Information Services, Inc.	368,400	$27,232
International Business Machines Corp.	662,350	101,796
Leidos Holdings, Inc.	337,400	14,026
Western Union Co. (The)	2,254,600	45,250
Xerox Corp.	3,107,800	30,363
Total		218,667

Insurance 7.09%
Allstate Corp. (The)	542,800	36,856
AmTrust Financial Services, Inc.	774,500	20,439
Lincoln National Corp.	1,052,200	51,653
Marsh & McLennan Cos., Inc.	1,097,800	69,590
MetLife, Inc.	1,469,000	68,984
Prudential Financial, Inc.	1,252,500	106,199
Reinsurance Group of America, Inc.	116,200	12,533
Unum Group	498,500	17,647
XL Group Ltd.	1,512,900	52,498
Total		436,399

Leisure Product 0.70%
Mattel, Inc.	1,365,600	43,057

Machinery 1.49%
Cummins, Inc.	434,400	55,525
Dover Corp.	540,500	36,154
Total		91,679

Media 0.69%
Comcast Corp. Class A	131,550	8,133
Omnicom Group, Inc.	432,000	34,482
Total		42,615

Metals & Mining 0.76%
Steel Dynamics, Inc.	1,700,000	46,682
Investments	Shares	Fair Value (000)
Multi-Line Retail 0.97%
Target Corp.	870,600	$59,836

Multi-Utilities 2.26%
Dominion Resources, Inc.	333,100	25,049
SCANA Corp.	446,200	32,733
Sempra Energy	426,700	45,700
WEC Energy Group, Inc.	599,100	35,778
Total		139,260

Oil, Gas & Consumable Fuels 8.40%
Chevron Corp.	2,080,432	217,925
ConocoPhillips	1,515,700	65,857
Exxon Mobil Corp.	435,500	36,286
Kinder Morgan, Inc.	2,222,800	45,412
Occidental Petroleum Corp.	545,784	39,793
Valero Energy Corp.	1,373,150	81,346
Williams Cos., Inc. (The)	1,031,300	30,114
Total		516,733

Pharmaceuticals 5.95%
Bristol-Myers Squibb Co.	535,400	27,258
Johnson & Johnson	725,400	84,139
Merck & Co., Inc.	1,090,500	64,034
Pfizer, Inc.	6,013,500	190,688
Total		366,119

Road & Rail 1.28%
Norfolk Southern Corp.	246,900	22,962
Union Pacific Corp.	632,900	55,809
Total		78,771

Semiconductors & Semiconductor Equipment 5.69%
Applied Materials, Inc.	876,000	25,474
Intel Corp.	4,114,400	143,469
KLA-Tencor Corp.	235,900	17,719
Microchip Technology, Inc.	313,300	18,970
QUALCOMM, Inc.	2,101,300	144,401
Total		350,033

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2016

Investments	Shares	Fair Value (000)
Software 0.72%
Microsoft Corp.	743,700	$44,562

Specialty Retail 0.66%
Home Depot, Inc. (The)	331,900	40,495

Technology Hardware, Storage & Peripherals 1.39%
Apple, Inc.	752,225	85,408

Tobacco 1.51%
Altria Group, Inc.	1,407,849	93,087

Trading Companies & Distributors 0.26%
Watsco, Inc.	118,200	16,228
Total Common Stocks (cost $6,006,718,117)		6,109,492
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.30%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $66,705,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $81,380,100; proceeds: $79,783,385 (cost $79,783,319)	$79,783	$79,783
Total Investments in Securities 100.61% (cost $6,086,501,436)		6,189,275
Liabilities in Excess of Other Assets(b) (0.61)%		(37,334)
Net Assets 100.00%		$6,151,941

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at October 31, 2016:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
E- Mini S&P 500 Index	December 2016	423	Long	$44,840,115	$(521,382)

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$6,109,492	$–	$–	$6,109,492
Repurchase Agreement	–	79,783	–	79,783
Total	$6,109,492	$79,783	$–	$6,189,275
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(521)	–	–	(521)
Total	$(521)	$–	$–	$(521)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three- tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

October 31, 2016

ASSETS:
Investments in securities, at fair value (cost $6,086,501,436)	$6,189,274,700
Deposits with brokers for futures collateral	2,533,500
Receivables:
Investment securities sold	24,976,107
Interest and dividends	15,104,786
Capital shares sold	3,222,163
Prepaid expenses and other assets	68,613
Total assets	6,235,179,869
LIABILITIES:
Payables:
Investment securities purchased	62,004,955
Capital shares reacquired	9,410,158
Management fee	1,652,473
12b-1 distribution plan	5,288,192
Directors’ fees	3,590,111
Fund administration	209,601
Variation margin	81,954
To affiliates (See Note 3)	8,880
Accrued expenses	992,577
Total liabilities	83,238,901
NET ASSETS	$6,151,940,968

COMPOSITION OF NET ASSETS:
Paid-in capital	$5,723,934,264
Undistributed net investment income	9,190,788
Accumulated net realized gain on investments and futures contracts	316,564,034
Net unrealized appreciation on investments and futures contracts	102,251,882
Net Assets	$6,151,940,968

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2016

Net assets by class:
Class A Shares	$5,347,367,353
Class B Shares	$23,249,990
Class C Shares	$382,356,232
Class F Shares	$188,160,509
Class I Shares	$137,837,781
Class P Shares	$19,648,439
Class R2 Shares	$480,117
Class R3 Shares	$52,792,652
Class R4 Shares	$19,328
Class R5 Shares	$10,520
Class R6 Shares	$18,047
Outstanding shares by class:
Class A Shares (2.9 billion shares of common stock authorized, $.001 par value)	355,699,130
Class B Shares (300 million shares of common stock authorized, $.001 par value)	1,535,197
Class C Shares (300 million shares of common stock authorized, $.001 par value)	25,439,021
Class F Shares (300 million shares of common stock authorized, $.001 par value)	12,516,315
Class I Shares (300 million shares of common stock authorized, $.001 par value)	9,136,874
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,309,046
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	31,919
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	3,515,568
Class R4 Shares (300 million shares of common stock authorized, $.001 par value)	1,286
Class R5 Shares (300 million shares of common stock authorized, $.001 par value)	697
Class R6 Shares (300 million shares of common stock authorized, $.001 par value)	1,195
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.03
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$15.95
Class B Shares-Net asset value	$15.14
Class C Shares-Net asset value	$15.03
Class F Shares-Net asset value	$15.03
Class I Shares-Net asset value	$15.09
Class P Shares-Net asset value	$15.01
Class R2 Shares-Net asset value	$15.04
Class R3 Shares-Net asset value	$15.02
Class R4 Shares-Net asset value	$15.03
Class R5 Shares-Net asset value	$15.09
Class R6 Shares-Net asset value	$15.10

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $3,266)	$200,480,349
Interest and other	20,339
Interest earned from interfund lending (See Note 11)	341
Total investment income	200,501,029
Expenses:
Management fee	19,470,041
12b-1 distribution plan-Class A	13,288,726
12b-1 distribution plan-Class B	314,455
12b-1 distribution plan-Class C	3,920,718
12b-1 distribution plan-Class F	158,348
12b-1 distribution plan-Class P	50,517
12b-1 distribution plan-Class R2	3,571
12b-1 distribution plan-Class R3	250,901
12b-1 distribution plan-Class R4	37
Shareholder servicing	6,727,111
Fund administration	2,469,339
Reports to shareholders	374,752
Registration	187,136
Directors’ fees	177,319
Custody	154,303
Professional	88,174
Subsidy (See Note 3)	213,440
Other	265,931
Gross expenses	48,114,819
Expense reductions (See Note 9)	(20,391)
Net expenses	48,094,428
Net investment income	152,406,601
Net realized and unrealized gain (loss):
Net realized gain on investments	330,543,715
Net realized gain on futures contracts	3,117,050
Net change in unrealized appreciation/depreciation on investments	(142,080,197)
Net change in unrealized appreciation/depreciation on futures contracts	(2,243,200)
Net realized and unrealized gain	189,337,368
Net Increase in Net Assets Resulting From Operations	$341,743,969

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	October 31, 2016	October 31, 2015
Operations:
Net investment income	$152,406,601	$148,921,678
Net realized gain on investments and futures contracts	333,660,765	465,084,531
Net change in unrealized appreciation/depreciation on investments and futures contracts	(144,323,397)	(518,400,568)
Net increase in net assets resulting from operations	341,743,969	95,605,641
Distributions to shareholders from:
Net investment income
Class A	(130,750,669)	(134,407,265)
Class B	(479,856)	(795,798)
Class C	(6,593,883)	(6,791,146)
Class F	(4,123,756)	(3,843,469)
Class I	(3,500,021)	(3,572,522)
Class P	(491,509)	(573,939)
Class R2	(11,743)	(11,034)
Class R3	(1,135,992)	(1,154,698)
Class R4	(342)	(58)
Class R5	(268)	(64)
Class R6	(320)	(64)
Net realized gain
Class A	(410,982,543)	(292,198,555)
Class B	(3,015,511)	(3,315,127)
Class C	(30,475,195)	(22,134,109)
Class F	(11,333,809)	(7,390,754)
Class I	(9,543,446)	(12,659,788)
Class P	(1,607,383)	(1,349,167)
Class R2	(45,579)	(34,817)
Class R3	(3,905,225)	(2,677,096)
Class R4	(723)	–
Class R5	(721)	–
Class R6	(721)	–
Total distributions to shareholders	(617,999,215)	(492,909,470)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	308,697,208	310,630,952
Reinvestment of distributions	559,430,197	443,966,310
Cost of shares reacquired	(936,219,690)	(975,519,188)
Net decrease in net assets resulting from capital share transactions	(68,092,285)	(220,921,926)
Net decrease in net assets	(344,347,531)	(618,225,755)
NET ASSETS:
Beginning of year	$6,496,288,499	$7,114,514,254
End of year	$6,151,940,968	$6,496,288,499
Undistributed net investment income	$9,190,788	$4,019,641

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2016	$15.70	$0.37	$0.46	$0.83	$(0.35)	$(1.15)	$(1.50)
10/31/2015	16.65	0.36	(0.15)	0.21	(0.36)	(0.80)	(1.16)
10/31/2014	14.94	0.36	1.72	2.08	(0.37)	–	(0.37)
10/31/2013	11.82	0.23	3.12	3.35	(0.23)	–	(0.23)
10/31/2012	10.55	0.18	1.27	1.45	(0.18)	–	(0.18)
Class B
10/31/2016	15.79	0.26	0.47	0.73	(0.23)	(1.15)	(1.38)
10/31/2015	16.73	0.24	(0.15)	0.09	(0.23)	(0.80)	(1.03)
10/31/2014	15.00	0.24	1.74	1.98	(0.25)	–	(0.25)
10/31/2013	11.87	0.14	3.12	3.26	(0.13)	–	(0.13)
10/31/2012	10.59	0.11	1.27	1.38	(0.10)	–	(0.10)
Class C
10/31/2016	15.70	0.26	0.46	0.72	(0.24)	(1.15)	(1.39)
10/31/2015	16.64	0.24	(0.14)	0.10	(0.24)	(0.80)	(1.04)
10/31/2014	14.94	0.24	1.71	1.95	(0.25)	–	(0.25)
10/31/2013	11.82	0.14	3.12	3.26	(0.14)	–	(0.14)
10/31/2012	10.55	0.11	1.26	1.37	(0.10)	–	(0.10)
Class F
10/31/2016	15.70	0.39	0.47	0.86	(0.38)	(1.15)	(1.53)
10/31/2015	16.65	0.38	(0.14)	0.24	(0.39)	(0.80)	(1.19)
10/31/2014	14.94	0.38	1.73	2.11	(0.40)	–	(0.40)
10/31/2013	11.83	0.26	3.11	3.37	(0.26)	–	(0.26)
10/31/2012	10.56	0.21	1.26	1.47	(0.20)	–	(0.20)
Class I
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
10/31/2015	16.70	0.41	(0.16)	0.25	(0.40)	(0.80)	(1.20)
10/31/2014	14.99	0.39	1.73	2.12	(0.41)	–	(0.41)
10/31/2013	11.86	0.27	3.14	3.41	(0.28)	–	(0.28)
10/31/2012	10.59	0.22	1.26	1.48	(0.21)	–	(0.21)
Class P
10/31/2016	15.68	0.37	0.46	0.83	(0.35)	(1.15)	(1.50)
10/31/2015	16.62	0.36	(0.14)	0.22	(0.36)	(0.80)	(1.16)
10/31/2014	14.91	0.36	1.71	2.07	(0.36)	–	(0.36)
10/31/2013	11.80	0.23	3.11	3.34	(0.23)	–	(0.23)
10/31/2012	10.53	0.18	1.26	1.44	(0.17)	–	(0.17)

16	See Notes to Financial Statements.

		Ratios to average net assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)

$15.03	5.81	0.74	2.51	$5,347,367	73.31
15.70	1.26	0.74	2.22	5,663,305	66.36
16.65	14.08	0.74	2.25	6,079,217	81.28
14.94	28.59	0.84	1.70	6,051,139	92.86
11.82	13.78	0.85	1.58	5,420,741	14.26

15.14	5.03	1.49	1.79	23,250	73.31
15.79	0.48	1.49	1.48	42,980	66.36
16.73	13.25	1.49	1.51	69,337	81.28
15.00	27.64	1.50	1.06	91,394	92.86
11.87	13.02	1.51	0.94	116,262	14.26

15.03	5.03	1.48	1.77	382,356	73.31
15.70	0.55	1.49	1.48	422,766	66.36
16.64	13.17	1.48	1.50	459,439	81.28
14.94	27.76	1.49	1.05	449,259	92.86
11.82	13.04	1.50	0.93	407,621	14.26

15.03	5.97	0.59	2.66	188,161	73.31
15.70	1.42	0.59	2.37	156,842	66.36
16.65	14.25	0.59	2.36	152,988	81.28
14.94	28.80	0.60	1.94	112,933	92.86
11.83	14.04	0.61	1.82	92,498	14.26

15.09	6.12	0.49	2.76	137,838	73.31
15.75	1.51	0.49	2.52	131,435	66.36
16.70	14.31	0.49	2.48	268,873	81.28
14.99	29.03	0.50	2.07	239,652	92.86
11.86	14.12	0.51	1.92	347,410	14.26

15.01	5.81	0.74	2.52	19,648	73.31
15.68	1.31	0.74	2.22	22,407	66.36
16.62	14.02	0.74	2.32	28,397	81.28
14.91	28.58	0.81	1.74	83,364	92.86
11.80	13.79	0.86	1.58	88,145	14.26

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2016	$15.71	$0.32	$ 0.46	$ 0.78	$(0.30)	$(1.15)	$(1.45)
10/31/2015	16.61	0.31	(0.14)	0.17	(0.27)	(0.80)	(1.07)
10/31/2014	14.91	0.30	1.72	2.02	(0.32)	–	(0.32)
10/31/2013	11.80	0.19	3.12	3.31	(0.20)	–	(0.20)
10/31/2012	10.54	0.15	1.26	1.41	(0.15)	–	(0.15)
Class R3
10/31/2016	15.69	0.33	0.47	0.80	(0.32)	(1.15)	(1.47)
10/31/2015	16.63	0.32	(0.13)	0.19	(0.33)	(0.80)	(1.13)
10/31/2014	14.93	0.32	1.72	2.04	(0.34)	–	(0.34)
10/31/2013	11.81	0.21	3.12	3.33	(0.21)	–	(0.21)
10/31/2012	10.55	0.16	1.26	1.42	(0.16)	–	(0.16)
Class R4
10/31/2016	15.70	0.36	0.47	0.83	(0.35)	(1.15)	(1.50)
6/30/2015 to 10/31/2015(c)	15.95	0.12	(0.28)	(0.16)	(0.09)	–	(0.09)
Class R5
10/31/2016	15.75	0.40	0.48	0.88	(0.39)	(1.15)	(1.54)
6/30/2015 to 10/31/2015(c)	16.00	0.13	(0.28)	(0.15)	(0.10)	–	(0.10)
Class R6
10/31/2016	15.76	0.42	0.47	0.89	(0.40)	(1.15)	(1.55)
6/30/2015 to 10/31/2015(c)	16.00	0.14	(0.28)	(0.14)	(0.10)	–	(0.10)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

18	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$15.04	5.41		1.09		2.17		$ 480	73.31
15.71	0.99		1.09		1.90		624	66.36
16.61	13.65		1.09		1.88		718	81.28
14.91	28.23		1.10		1.43		593	92.86
11.80	13.43		1.11		1.33		529	14.26

15.02	5.57		0.97		2.28		52,793	73.31
15.69	1.09		0.98		1.99		55,901	66.36
16.63	13.75		0.98		2.00		55,545	81.28
14.93	28.43		0.99		1.55		51,455	92.86
11.81	13.54		1.00		1.42		46,473	14.26

15.03	5.82		0.72		2.46		19	73.31
15.70	(0.95	)(d)	0.72	(e)	2.25	(e)	10	66.36

15.09	6.13		0.47		2.77		11	73.31
15.75	(0.88	)(d)	0.47	(e)	2.50	(e)	10	66.36

15.10	6.17		0.37		2.87		18	73.31
15.76	(0.82	)(d)	0.38	(e)	2.59	(e)	10	66.36

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they

Notes to Financial Statements (continued)

are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2013 through October 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments in the Fund’s Statement of Operations. The Fund does not isolate that portion of

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the year ended October 31, 2016, the effective management fee paid to Lord Abbett was at an annualized rate of .32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

During the fiscal year ended October 31, 2016 and continuing through December 31, 2016, the Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully beginning as of that date.

As of October 31, 2016, the percentages of the Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Multi-Asset Growth Fund were ..81% and .88%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Notes to Financial Statements (continued)

Fees*	Class A		Class B	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2016:

Distributor	Dealers’
Commissions	Concessions
$2,316,161	$425,632

Distributor received CDSCs of $5,389 and $17,420 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2016.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Fund’s fiscal year ended October 31, 2016, short-term capital gain and long-term capital gain distributions of approximately $34,290,000 and $297,562,000, respectively, were declared by the Fund on November 16, 2016. The distribution was paid on November 22, 2016 to shareholders of record on November 21, 2016.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$239,142,723	$151,150,057
Net long-term capital gains	378,856,492	341,759,413
Total distributions paid	$617,999,215	$492,909,470

Notes to Financial Statements (continued)

As of October 31, 2016, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income–net	$47,038,329
Undistributed long-term capital gains	297,561,174
Total undistributed earnings	344,599,503
Temporary differences	(3,590,111)
Unrealized gains–net	86,997,312
Total accumulated gains–net	$428,006,704

As of October 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,102,277,388
Gross unrealized gain	376,900,686
Gross unrealized loss	(289,903,374)
Net unrealized security gain	$86,997,312

The difference between book-basis and tax-basis unrealized gains is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$(147,095)	$147,095

The permanent differences are attributable to the tax treatment of certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2016 were as follows:

Purchases	Sales
$4,527,428,509	$5,056,772,237

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2016.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2016 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2016, the Fund had futures contracts with unrealized depreciation of $(521,382). Amounts of $3,117,050 and $(2,243,200) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 283.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$79,783,319	$–	$79,783,319
Total	$79,783,319	$–	$79,783,319

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$79,783,319	$–	$–	$79,783,319	$–
Total	$79,783,319	$–	$–	$79,783,319	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2016.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended October 31, 2016, the Fund did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

During the fiscal year ended October 31, 2016, the Fund participated as a lender in the Interfund Lending Program. The average amount loaned and interest rate were $17,183,320 and 0.73%, respectively. The Fund earned interest of $341, which is included in the Statement of Operations. There were no interfund loans outstanding as of October 31, 2016.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

Notes to Financial Statements (continued)

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
	October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,922,322	$157,745,338	12,571,616	$202,180,056
Converted from Class B*	954,531	13,685,147	1,031,888	16,635,300
Reinvestment of distributions	34,228,547	497,693,440	24,169,074	389,264,471
Shares reacquired	(51,098,280)	(745,094,150)	(42,237,712)	(680,202,078)
Decrease	(4,992,880)	$(75,970,225)	(4,465,134)	$(72,122,251)

Class B Shares
Shares sold	41,467	$611,073	58,731	$948,784
Reinvestment of distributions	226,375	3,307,248	241,320	3,922,793
Shares reacquired	(505,147)	(7,468,575)	(696,860)	(11,205,075)
Converted to Class A*	(948,695)	(13,685,147)	(1,027,071)	(16,635,300)
Decrease	(1,186,000)	$(17,235,401)	(1,423,880)	$(22,968,798)

Class C Shares
Shares sold	2,018,422	$29,083,058	2,248,626	$36,294,150
Reinvestment of distributions	1,914,331	27,810,097	1,330,250	21,467,821
Shares reacquired	(5,423,882)	(78,884,664)	(4,254,449)	(68,341,690)
Decrease	(1,491,129)	$(21,991,509)	(675,573)	$(10,579,719)

Class F Shares
Shares sold	5,761,977	$85,813,208	2,454,188	$39,700,914
Reinvestment of distributions	851,410	12,388,533	558,385	8,981,727
Shares reacquired	(4,085,646)	(60,232,687)	(2,212,570)	(35,630,332)
Increase	2,527,741	$37,969,054	800,003	$13,052,309

Class I Shares
Shares sold	1,764,818	$25,778,948	971,183	$15,804,012
Reinvestment of distributions	758,588	11,073,088	898,958	14,575,204
Shares reacquired	(1,731,250)	(25,072,422)	(9,626,864)	(157,810,680)
Increase (decrease)	792,156	$11,779,614	(7,756,723)	$(127,431,464)

Class P Shares
Shares sold	63,120	$920,087	121,009	$1,934,424
Reinvestment of distributions	142,013	2,061,564	116,810	1,880,759
Shares reacquired	(325,239)	(4,727,631)	(516,816)	(8,291,214)
Decrease	(120,106)	$(1,745,980)	(278,997)	$(4,476,031)

Class R2 Shares
Shares sold	6,135	$89,494	26,875	$421,289
Reinvestment of distributions	3,725	54,119	2,619	42,366
Shares reacquired	(17,651)	(260,141)	(33,010)	(502,869)
Decrease	(7,791)	$(116,528)	(3,516)	$(39,214)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
	October 31, 2016		October 31, 2015
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	596,124	$8,639,126	834,811	$13,317,323
Reinvestment of distributions	347,003	5,039,013	238,146	3,830,983
Shares reacquired	(991,297)	(14,478,601)	(848,593)	(13,535,250)
Increase (decrease)	(48,170)	$(800,462)	224,364	$3,613,056

Class R4 Shares(a)
Shares sold	582	$8,391	627	$10,000
Reinvestment of distributions	73	1,065	4	58
Increase	655	$9,456	631	$10,058

Class R5 Shares(a)
Shares sold	–	$–	625	$10,000
Reinvestment of distributions	68	989	4.35	64
Increase	68	$989	629	$10,064

Class R6 Shares(a)
Shares sold	549	$8,485	625	$10,000
Reinvestment of distributions	71	1,041	4.35	64
Shares reacquired	(54)	(819)	–	–
Increase	566	$8,707	629	$10,064

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 22, 2016

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2013	Partner and Director, joined Lord Abbett in 1997.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

91% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2016 is qualified dividend income. For corporate shareholders, 86% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Of the distribution paid during the fiscal year ended October 31, 2016, $92,054,364 and $378,856,492, respectively, represent short-term and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$57,300	$56,900
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	57,300	56,900

Tax Fees {b}	7,910	7,878
All Other Fees	- 0 -	- 0 -

Total Fees	$65,210	$64,778

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$195,230	$185,031

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer
Date: December 22, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 22, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2016